EXHIBIT 99.2

            Funds from Operations (“FFO”) and Adjusted FFO, which is FFO adjusted to account for cash inflows or outflows associated with the deferred energy accounts, are presented here because NV Energy, Inc. (the “Company”) believes that these measures are useful to investors because the rating agencies use these measures when determining a company’s credit ratings.  The cost of the Company’s debt, the ability of the Company’s subsidiaries to pay dividends to the Company, and other capital and operational costs and expenses are impacted by the Company’s credit ratings.  The Company believes that net income is the most directly comparable GAAP measure to FFO.

Since FFO excludes certain items includable in net income, reliance on the measure has limitations; management compensates for these limitations by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP measures.  FFO is not necessarily an indication of the Company’s cash flow available to fund cash needs.  Additionally, it should not be used as an alternative to net income when evaluating the Company’s financial performance or to cash flow from (used by) operating, investing and financing activities when evaluating the Company’s liquidity or ability to make cash distributions or pay debt service.  The FFO presented by the Company may not be comparable to the FFO presented by other utility companies.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)

NV Energy, Inc.
Funds From Operations (FFO)
	Nine Months ended September 30,				Year Ended December 31,				LTM September 30,
	2009	2008(1)	2008		2007(1)		2006(1)		2009

Net Income	$178,785	$210,975	$208,887		$197,295		$277,451		$176,697

Adjustments to reconcile net income to net cash from operating activities:									-
Depreciation and amortization	240,912	185,656	260,608		235,532		228,875		315,864
Deferred taxes and deferred investment tax credit	115,389	172,425	52,060		79,337		136,026		(4,976)
AFUDC(2) (Debt and Equity)	(34,940)	(58,353)	(67,968)		(57,776)		(35,345)		(44,555)
Reinstatement of deferred energy costs	-	-	-		-		(178,825)		-
Carrying charge on Lenzie plant	-	-	-		(16,080)		(33,440)
Reinstated interest on deferred energy	-	-	-		(11,076)		-
Gain on sale of investment	-	-	-		(1,369)		(62,927)		-
Other, net	11,188	13,087	100,482		71,543		53,561		98,583
Funds from Operations (Before Deferred Energy Costs)	511,334	523,790	554,069		497,406		385,376		541,613

Deferred energy costs, net of amortizations	221,321	(63,374)	2,717		309,587		127,495		287,412
Payment to terminating supplier	-	-	-		-		(65,368)		-
Proceeds from claim on terminating supplier	-	-	-		-		41,365		-
Adjusted Funds from Operations	$732,655	$460,416	$556,786		$806,993		$488,868		$829,025

Long-term debt	$5,549,052	$4,793,078	$5,266,982		$4,137,864		$4,001,542		$5,549,052
Current maturities of long-term debt	9,286	9,794	9,291		110,285		8,348		9,286
Total Debt	$5,558,338	$4,802,872	$5,276,273		$4,248,149		$4,009,890		$5,558,338

Interest charges	$250,996	$213,500	$300,857		$279,788		$311,088		$338,353
AFUDC(2) (Debt)	15,847	25,418	29,527		25,967		17,119		19,956
Adjusted Interest Expense	$266,843	$238,918	$330,384		$305,755		$328,207		$358,309

Total Debt/Funds from operations			9.52	x	8.54	x	10.41	x	10.26	x
Total Debt/Adjusted FFO			9.48	x	5.26	x	8.20	x	6.70	x
Funds from Operations Interest Coverage			2.68	x	2.63	x	2.17	x	2.51	x
Adjusted Funds From Operations Interest Coverage			2.69	x	3.64	x	2.49	x	3.31	x
Common Shareholders' Equity			$3,131,186		$2,996,575		$2,622,297		$3,243,820
Total Capitalization (including current maturities of long-term debt)			$8,407,459		$7,244,724		$6,632,187		$8,802,158
Total Debt/Total Capitalization			62.76%		58.64%		60.46%		63.15%

(1)  Certain financial statement line items of prior period's information have been re-grouped or reclassified to conform with current period presentation.  The re-grouping or reclassifications have not affected previously reported results of operations or common shareholders' equity.

(2) Allowance for Funds Used During Construction or Allowance for Borrowed Funds Used During Construction.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)

Nevada Power Company
Funds From Operations (FFO)
	Nine Months ended September 30,				Year Ended December 31,				LTM September 30,
	2008	2008(1)	2008		2007(1)		2006(1)		2009

Net Income	$140,941	$165,482	$151,431		$165,694		$224,540		$126,890
									-
Adjustments to reconcile net income to net cash from operating activities:									-
Depreciation and amortization	160,869	120,855	171,080		152,139		141,585		211,094
Deferred taxes and deferred investment tax credit	100,126	89,543	45,039		56,868		107,392		55,622
AFUDC(2) (Debt and Equity)	(30,041)	(37,596)	(45,980)		(29,057)		(23,369)		(38,425)
Reinstatement of deferred energy costs	-	-	-		-		(178,825)		-
Carrying charge on Lenzie plant	-	-	-		(16,080)		(33,440)		-
Reinstated interest on deferred energy	-	-	-		(11,076)		-		-
Other, net	(14,497)	2,659	73,209		38,821		25,783		56,053
Funds from Operations (Before Deferred Energy Costs)	357,398	340,943	394,779		357,309		263,666		411,234

Deferred energy costs, net of amortizations	144,656	(49,647)	4,211		218,992		74,413		198,514
Payment to terminating supplier	-	-	-		-		(37,410)		-
Proceeds from claim on terminating supplier	-	-	-		-		26,391		-
Adjusted Funds from Operations	$502,054	$291,296	$398,990		$576,301		$327,060		$609,748

Long-term debt	$3,701,308	$2,975,201	$3,385,106		$2,528,141		$2,380,139		$3,701,308
Current maturities of long-term debt	9,286	8,656	8,691		8,642		5,948		9,286
Total Debt	$3,710,594	$2,983,857	$3,393,797		$2,536,783		$2,386,087		$3,710,594

Interest charges	$170,535	$130,732	$186,822		$174,667		$176,612		$226,625
AFUDC(2) (Debt)	13,483	16,503	20,036		13,196		11,614		17,016
Adjusted Interest Expense	$184,018	$147,235	$206,858		$187,863		$188,226		$243,641

Total Debt/Funds from Operations			8.60	x	7.10	x	9.05	x	9.02	x
Total Debt/Adjusted FFO			8.51	x	4.40	x	7.30	x	6.09	x
Funds from Operations Interest Coverage			2.91	x	2.90	x	2.40	x	2.69	x
Adjusted Funds From Operations Interest Coverage			2.93	x	4.07	x	2.74	x	3.50	x
Common Shareholder's Equity			$2,627,567		$2,376,740		$2,172,198		$2,691,551
Total Capitalization (including current maturities of long-term debt)			$6,021,364		$4,913,523		$4,558,285		$6,402,145
Total Debt/Total Capitalization			56.36%		51.63%		52.35%		57.96%

(1)  Certain financial statement line items of prior period's information have been re-grouped or reclassified to conform with current period presentation.  The re-grouping or reclassifications have not affected previously reported results of operations or common shareholders' equity.

(2) Allowance for Funds Used During Construction or Allowance for Borrowed Funds Used During Construction.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)

Sierra Pacific Power Company
Funds From Operations (FFO)
	Nine Months ended September 30,				Year Ended December 31,				LTM September 30,
	2009	2008(1)	2008		2007(1)		2006(1)		2009

Net Income	$58,206	$68,052	$90,582		$65,667		$57,709		$80,736

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	80,043	64,801	89,528		83,393		87,279		104,770
Deferred taxes and deferred investment tax credit	38,782	28,472	24,598		(36,713)		(39,361)		34,908
AFUDC(2) (Debt and Equity)	(4,899)	(20,757)	(21,988)		(28,719)		(11,976)		(6,130)
Other, net	24,917	14,476	22,872		29,451		23,457		33,313
Funds from Operations (Before Deferred Energy Costs)	197,049	155,044	205,592		113,079		117,108		247,597

Deferred energy costs, net of amortizations	76,665	(13,727)	(1,494)		90,595		53,082		88,898
Payment to terminating supplier	-	-	-		-		(27,958)		-
Proceeds from claim on terminating supplier	-	-	-		-		14,974		-
Adjusted Funds from Operations	$273,714	$141,317	$204,098		$203,674		$157,206		$336,495

Long-term debt	$1,362,002	$1,292,867	$1,395,987		$1,084,550		$1,070,858		$1,362,002
Current maturities of long-term debt	-	1,139	600		101,643		2,400		-
Total Debt	$1,362,002	$1,294,006	$1,396,587		$1,186,193		$1,073,258		$1,362,002

Interest charges	$51,473	$51,458	$72,712		$60,735		$71,506		$72,727
AFUDC(2) (Debt)	2,364	8,915	9,464		12,771		5,505		2,913
Adjusted Interest Expense	$53,837	$60,373	$82,176		$73,506		$77,011		$75,640

Total Debt/Funds from Operations			6.79	x	10.49	x	9.16	x	5.50	x
Total Debt/Adjusted FFO			6.84	x	5.82	x	6.83	x	4.05	x
Funds from Operations Interest Coverage			3.50	x	2.54	x	2.52	x	4.27	x
Adjusted Funds From Operations Interest Coverage			3.48	x	3.77	x	3.04	x	5.45	x
Common Shareholder's Equity			$877,961		$1,001,840		$884,737		$994,495
Total Capitalization (including current maturities of long-term debt)			$2,274,548		$2,188,033		$1,957,995		$2,356,497
Total Debt/Total Capitalization			61.40%		54.21%		54.81%		57.80%

(1)  Certain financial statement line items of prior period's information have been re-grouped or reclassified to conform with current period presentation.  The re-grouping or reclassifications have not affected previously reported results of operations or common shareholders' equity.

(2) Allowance for Funds Used During Construction or Allowance for Borrowed Funds Used During Construction.